FIRST AMENDMENT TO
CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is entered as of March 7, 2024 (the “Amendment Effective Date”), by and among CORE MOLDING TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and THE HUNTINGTON NATIONAL BANK, a national banking association, as Administrative Agent (the “Administrative Agent”). All capitalized terms used herein which are defined in the Credit Agreement (as defined below) and not otherwise defined herein shall have the meanings given in the Credit Agreement.

Recitals

A.The Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of July 22, 2022 (as the same may be further amended, restated, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have made, and will continue to make, certain loans and other financial accommodations available to the Borrower; and

B.The Borrower, the other Loan Parties, the Lenders and the Administrative Agent desire to make certain amendments to the Credit Agreement, all as more fully set forth herein.

Agreement

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.Amendment to the Credit Agreement. Section 5.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“5.15 Restricted Payments. No Company shall make or commit itself to make any Restricted Payment at any time; provided, however, that so long as no Default or Event Default has occurred and is continuing or would result therefrom, the Borrower may make Restricted Payments for the purpose of repurchasing Equity Interests of the Borrower under the existing share buyback plan, as it may be amended from time to time, or under any other share buyback plan approved from time to time by the Borrower’s board of directors, in an aggregate amount not to exceed $5,000,000 in any calendar year.”

2.Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

2.1 Authority; Execution; Enforceability. Each Loan Party has full power and authority to enter into and to perform its obligations under this Amendment, and the execution and delivery of, and the performance of its obligations under and arising out of, this Amendment has been duly authorized by all necessary action. This Amendment has been duly and validly executed by an authorized officer of each Loan Party and constitutes the legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with its terms, except that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by application of general principles of equity (regardless of whether enforcement is considered in proceedings at law or in equity).

2.2 Representations. The representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the Amendment Effective Date. Each Loan Party hereby ratifies and confirms the Loan Documents to which such Loan Party is a party.

2.3 No Default. No Default or Event of Default has occurred and is continuing.

3.Reaffirmation. Each Loan Party, under each of the Loan Documents (in each case, where applicable, as amended and restated or otherwise amended or modified as of the Amendment Effective Date pursuant to this Amendment or otherwise) to which it is a party (including in the capacity of obligor, grantor, mortgagor, pledgor, guarantor, indemnitor and assignor, as applicable, and each other similar capacity, if any, in which such Loan Party has granted Liens on all or any part of the properties or assets of such Loan Party, or otherwise acts as an accommodation party, guarantor, indemnitor or surety with respect to all or any part of the Secured Obligations), hereby (i) acknowledges agrees that the terms and provisions hereof shall not affect in any way any payment, performance, observance or other obligations or liabilities of the Loan Parties hereunder or under any of the other Loan Documents, all of which obligations and liabilities shall remain in full force and effect and extend to the further loans, extensions of credit and other Secured Obligations incurred hereunder and under the Loan Documents, and each of which obligations and liabilities are hereby ratified, confirmed and reaffirmed in all respects, and (ii) acknowledges and agrees that all references in the Credit Agreement to the “Agreement” and all references in the Loan Documents to the “Credit Agreement” shall each refer to the Credit Agreement as amended hereby. Each Loan Party, the Administrative Agent and the Lenders hereby expressly intend that this Amendment shall not in any manner: (a) constitute the refinancing, refunding, payment or extinguishment of the existing Secured Obligations; (b) be deemed to evidence a novation of the outstanding balance of the Secured Obligations; or (c) affect, replace, impair, or extinguish the creation, attachment, perfection or priority of the Liens on the Collateral granted pursuant to any of the Security Documents. Each Loan Party ratifies and reaffirms any and all grants of Liens in the Collateral to the Administrative Agent, for the benefit of the Secured Parties, as security for the Secured Obligations, and each Loan Party acknowledges and confirms that the grant of the Liens in the Collateral to the Administrative Agent, for the benefit of the Secured Parties: (i) represent continuing Liens on all of the Collateral, (ii) secure all of the Secured Obligations, and (iii) represent valid, first-priority Liens on all of the Collateral except to the extent, if any, of Liens permitted under Section 5.9 of the Credit Agreement.

4.Conditions Precedent To Effectiveness. In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to the each of the following conditions precedent:

4.1 Amendment to Credit Agreement. The Administrative Agent shall have received this Amendment, duly completed, executed and delivered by each Loan Party and each Lender.

4.2 Fees. On or before the Amendment Effective Date, the Administrative Agent shall have received all fees (if any) required to be paid to the Administrative Agent on behalf of the Lenders on or prior to the Amendment Effective Date pursuant to this Amendment or the Credit Agreement.
5.Miscellaneous.

5.1 Governing Law; Severability. This Amendment shall be governed by, and construed in accordance with, the law of the state of Ohio. If any term of this Amendment is found invalid under Ohio law or laws of mandatory application by a court of competent jurisdiction, the invalid term will be considered excluded from this Amendment and will not invalidate the remaining terms of this Amendment.

5.2 Captions. Captions and section headings used in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

5.3 Counterparts; Entire Agreement; Electronic Signature. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment sets forth the entire agreement of the parties with respect to its subject matter and supersedes all previous understandings, written or oral, in respect thereof. Any documents delivered by, or on behalf of, any party to this Amendment by fax transmission or other electronic delivery of an image file reflecting the execution hereof: (i) may be relied on by each other party to this Amendment as if the document were a manually signed original and (ii) will be binding on each party to this Amendment for all purposes of the Loan Documents. In the event of any discrepancy between the terms of this Amendment and the Credit Agreement, this Amendment shall control.

5.4 Release. Each Loan Party acknowledges that (a) as of the Amendment Effective Date, such Loan Party has no defenses, claims or set-offs to the enforcement of any liabilities, obligations and agreements owing to the Administrative Agent or any other Secured Party and (b) the Administrative Agent and each other Secured Party have fully performed all obligations to the Loan Parties that the Administrative Agent or any other Secured Party may have had or have on and as of the Amendment Effective Date. Each Loan Party hereby irrevocably releases and forever discharges the Administrative Agent, each Secured Party, and each of the foregoing’s respective affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from all damages, losses, claims, demands, liabilities, obligations, actions or causes of action whatsoever that such Loan Party may now have or claim to have currently against any Released Person on account of or in any way concerning, arising out of or founded upon this Amendment, the Credit Agreement or any other Loan Document, whether presently known or unknown and of every nature and extent whatsoever, but only to the extent relating to matters arising on or before the Amendment Effective Date.

5.5 Costs and Expenses. As a condition of this Amendment, the Borrower will promptly on demand pay or reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby and in connection herewith, including, without limitation, reasonable attorneys’ fees.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to be effective as of the Amendment Effective Date.

ADMINISTRATIVE AGENT AND LENDER:

THE HUNTINGTON NATIONAL BANK,
a national banking association

By: /s/ Viren Patel
Viren Patel, Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO
CREDIT AGREEMENT

BORROWER:

CORE MOLDING TECHNOLOGIES, INC.,
a Delaware corporation

By: /s/ John P. Zimmer
John P. Zimmer, Executive Vice President,
Secretary, Treasurer and Chief Financial Officer

LOAN PARTIES:

CORE COMPOSITES CORPORATION,
a Delaware corporation

By: /s/ John P. Zimmer
John P. Zimmer, Executive Vice President,
Secretary, Treasurer and Chief Financial Officer

HORIZON PLASTICS INTERNATIONAL INC.,
a British Columbia company

By: /s/ John P. Zimmer
John P. Zimmer, Chief Financial Officer
SIGNATURE PAGE TO
FIRST AMENDMENT TO
CREDIT AGREEMENT